Taxes on Income	12 Months Ended
Dec. 31, 2025
Taxes on Income [Abstract]
TAXES ON INCOME

NOTE 9 - TAXES ON INCOME:

A.	Taxation of companies in Israel

The revenue of the Company is subject to corporate tax at a regular rate.

The corporate tax rate that applies to the Company’s profits is 23%.

Capital gains of the Company and its subsidiary in Israel are taxable according to the regular corporate tax rate applying to the tax year.

B.	Losses carried forward for tax purposes

As of December 31, 2025, the Company had losses carried forward in the amount of approximately $86 million, which can be used to offset against future taxable income in future years without a time constraint. In addition, the Company has capital loss carried forward of approximately $11 million, that can be utilized only against future taxable capital gain.

C.	Deferred income taxes (U.S. dollars in thousands):

	December 31
	2025	2024
Deferred tax assets
Tax loss carryforward*	22,489	20,107
Research and development	661	580
Employee and payroll accrued expenses	32	33
Operating lease liabilities	212	128
Other	539	166
Total gross deferred tax assets	23,933	21,014
Deferred tax liabilities:
Operating lease assets	207	128
Total deferred tax assets, net	23,726	20,886
Less - valuation allowance	(23,726)	(20,886)
Net deferred tax assets	-	-

*	Including capital loss carried forward.

Realization of deferred tax assets is contingent upon sufficient future taxable income during the period that deductible temporary differences and carried forward losses are expected to be available to be offset against taxable income. As the achievement of required future taxable income is not more likely than not, the Company recorded a full valuation allowance.

D.	Reconciliation of theoretical tax expenses to actual expenses

The primary difference between the statutory tax rate of the Company and the effective rate of 0% results primarily from the changes in valuation allowance in respect of current year losses and carried forward tax losses for tax purposes and research and development expenses due to the uncertainty of the realization of such tax benefits.

E.	Uncertain tax positions

As of December 31, 2025 and 2024, the Company does not have a provision for uncertain tax positions.

F.	Roll forward of valuation allowance (U.S. dollars in thousands):

Balance as of December 31, 2023	(18,767)
Additions	(2,119)
Balance as of December 31, 2024	(20,886)
Additions	(2,840)
Balance as of December 31, 2025	(23,726)

G.	Tax assessments

The Company has final tax assessments up to and including the tax year 2020. The company’s wholly owned subsidiary has not been assessed for tax purposes since incorporation.